Exhibit 10.1

FIRST AMENDMENT, dated as of July 25, 2014 (“First Amendment”), to the LOAN AND SERVICING AGREEMENT, dated as of September 12, 2013 (prior to the effectiveness of the First Amendment, the “Existing Agreement” and following the effectiveness of the First Amendment, the “Agreement”), among NFIC SPV LLC, a Delaware limited liability company (the “Borrower”), NF INVESTMENT CORP., a Maryland corporation (“NF”), as the Transferor and the Servicer, each of the Conduit Lenders, Liquidity Banks, Lender Agents and Institutional Lenders party to the Existing Agreement (as defined below), CITIBANK, N.A., as the Collateral Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Account Bank, the Backup Servicer, the Collateral Custodian and the Collateral Administrator, CITIBANK, N.A., as the Lead Arranger and CITIBANK, N.A., as the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Agreement.

The parties to the Existing Agreement desire to extend and amend the Existing Agreement in the manner set forth herein.

Accordingly, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Existing Agreement.

(a) The defined term “Broadly Syndicated Loan Asset” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety and (ii) substituting therefor the following:

“‘Broadly Syndicated Loan Asset’ means a Loan Asset that (i) is a broadly syndicated commercial loan, (ii) has a Tranche Size of $200,000,000 or greater (without consideration of reductions thereon from scheduled amortization payments), and (iii) is either (x) an Initial Unrated Loan Asset, or (y) rated (or will be) by both S&P and Moody’s (or the Obligor is rated by S&P and Moody’s) as of the Cut-Off Date relating thereto, and such ratings are not lower than B3 by Moody’s and B- by S&P.”

(b) Clause (c) of the defined term “Concentration Limits” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such clause in its entirety, and (ii) substituting therefor the following new clause (c):

“(c) [Intentionally Omitted]”

(c) Clauses (q), (r) and (s) of the defined term “Concentration Limits” appearing in Section 1.01(b) of the Existing Agreement are hereby amended by (i) deleting such clauses in their entirety, and (ii) substituting therefor the following new clauses (q), (r) and (s):

“(q) the sum of Outstanding Loan Balances of all Eligible Loan Assets for which the Senior Debt/EBITDA Ratio (determined as of its related Cut-Off Date) of the related Obligor (i) with respect to all Large-Market Loan Assets, is greater than 4.50:1.00, plus (ii) with respect to all Mid-Market Loan Assets, is greater than 3.75:1.00, shall not exceed 15% of the Concentration Test Amount;

(r) the sum of Outstanding Loan Balances of all Unitranche Loan Assets that are Eligible Loan Assets for which the Total Debt/EBITDA Ratio (determined as of its related Cut-Off Date) of the related Obligor (and for which the Obligor thereunder has no other senior Indebtedness outstanding) (i) with respect to Unitranche Loan Assets that are Large-Market Loan Assets, is greater than 5.25:1.00, plus (ii) with respect to Unitranche Loan Assets that are Mid-Market Loan Assets, is greater than 4.50:1.00, shall not exceed 10% of the Concentration Test Amount;

(s) the sum of Outstanding Loan Balances of all Eligible Loan Assets for which the Total Debt/EBITDA Ratio (determined as of its related Cut-Off Date) of the related Obligor (other than an Obligor subject to the test under clause (r) above) (i) with respect to all Loan Assets, is greater than 6.00:1.00, shall not exceed 10% of the Concentration Test Amount, and (ii) with respect to all Mid-Market Loan Assets, is greater than 5.00:1.00, shall not exceed 5% of the Concentration Test Amount;”

(d) The defined term “Concentration Limits” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of clause (u), (ii) deleting the period at the end of clause (v) and substituting therefor “;”, and (iii) adding the following new clauses (w), (x) and (y) at the end of such defined term:

“(w) the sum of Outstanding Loan Balances of all Cov Lite Loan Assets that are Eligible Loan Assets (including all Special Cov Lite Loan Assets) shall not exceed 30% of the Concentration Test Amount;

(x) the sum of Outstanding Loan Balances of all Special Cov Lite Loan Assets that are Eligible Loan Assets shall not exceed 5% of the Concentration Test Amount; and

(y) the sum of Outstanding Loan Balances of all Second Lien Loan Assets that are Eligible Loan Assets shall not exceed 10% of the Concentration Test Amount.”

(e) The defined term “Concentration Test Amount” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety, and (ii) substituting therefor the following:

“‘Concentration Test Amount’ means (i) $122,500,000 until the earlier to occur of (x) the date on which the AOLB equals or exceeds $122,500,000, and (y) November 30, 2014, and (ii) at all times thereafter, the AOLB.”

(f) The defined term “Cov Lite Loan Asset” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety, and (ii) substituting therefor the following:

“‘Cov Lite Loan Asset’ means a First Lien Loan Asset that (A) is (i) a Broadly Syndicated Loan Asset with at least two current Bid Prices or a Side Quote that is based on two current Bid Prices, or (ii) a Special Cov Lite Loan Asset, and (B) does not (x) contain any financial covenants or (y) require the Obligor thereunder to comply with any Maintenance Covenant (regardless of whether compliance with one or more Incurrence Covenants is otherwise required by the Loan Documents for such Loan Asset); provided that for all purposes other than the determination of the S&P and Moody’s Recovery Rates for such Loan Asset, a Loan Asset described in clause (i) or

(ii) above which either contains a cross-default provision to, or is pari passu with, another loan of the underlying Obligor forming part of the same loan facility that requires the underlying Obligor to comply with a Maintenance Covenant will be deemed not to be a Cov Lite Loan Asset. For the purposes of this definition, “Maintenance Covenant” means a covenant by the Obligor to comply with one or more financial covenants during each reporting period, whether or not such Obligor has taken any specified action, and “Incurrence Covenant” means a covenant by the Obligor to comply with one or more financial covenants only upon the occurrence of certain actions of the Obligor, including a debt issuance, dividend payment, share purchase, merger, acquisition or divestiture.”

(g) The defined term “Cut-Off Date” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety, and (ii) substituting therefor the following:

“‘Cut-Off Date’ means, with respect to each Loan Asset, either (i) the date (which may be the Closing Date) such Loan Asset is Pledged and an Advance based on a Borrowing Base including such Loan Asset is funded hereunder, or (ii) with respect to a Loan Asset that is part of the Collateral Portfolio and either (A) the term of this Agreement is extended, or (B) the term of the Loan Agreement thereunder has been extended during the Revolving Period, the effective date of the amendment extending this Agreement or the term of such Loan Agreement, as applicable (the evaluation as of such Cut-Off Date being in accordance with the Servicing Standard and the valuation practices of the Servicer and relying upon the most recent compliance certificates and financial information provided by each Obligor under Section 6.08(f) or otherwise).”

(h) The defined term “Eligible Loan Asset” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by inserting “or a Second Lien Loan Asset” immediately after the words “First Lien Loan Asset” appearing in the first line of such defined term.

(i) The defined term “First Lien Loan Asset” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by inserting “including Liens securing Second Lien Loan Assets, but otherwise” immediately before the word “excluding” in the parenthetical appearing in the ninth line of such defined term.

(j) The defined term “Indebtedness” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by inserting “‘Second Lien Loan Asset’,” immediately after the words “‘First Lien Loan Asset’,” appearing in the second line of such defined term.

(k) Clauses (iv) and (v) of the defined term “Material Modification” appearing in Section 1.01(b) of the Existing Agreement are hereby amended by (i) deleting such clauses in their entirety, and (ii) substituting therefor the following new clauses (iv) and (v):

“(iv) (1) in the case of a Unitranche Loan Asset or First Lien Loan Asset, contractually or structurally subordinates such Loan Asset by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than any expressly permitted Liens, including “permitted liens” as defined in the applicable Loan Agreement for such Loan Asset or such comparable definition if “permitted liens” is not defined therein) on any of the Underlying Collateral securing such Loan Asset or (2) in the case of a Second Lien Loan Asset, contractually or structurally subordinates such Loan

Asset to any obligation (other than any first lien loan which existed at the Cut-Off Date for such Loan Asset) by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than expressly permitted Liens, including any “permitted liens” as defined in the applicable Loan Agreement for such Loan Asset or such comparable definition if “permitted liens” is not defined therein) on any of the Underlying Collateral securing such Loan Asset; or

(v) substitutes, alters or releases the Underlying Collateral securing such Loan Asset and each such substitution, alteration or release, as determined in the sole reasonable discretion of the Administrative Agent, materially and adversely affects the value of such Loan Asset (other than releases for value with application of 100% of net proceeds in permanent reductions of amounts outstanding under the Loan Asset (or in the case of a Second Lien Loan Asset, under such Loan Asset or the related first lien loan asset) as may be permitted in the underlying Loan Agreement).”

(l) The defined term “Middle Market Loan Asset” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by deleting the words “First Lien” appearing in the first line of such defined term.

(m) The defined term “Minimum Credit Enhancement” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety, and (ii) substituting therefor the following:

“‘Minimum Credit Enhancement’ means, as of any date of determination, the sum of (A) the URC Reserve Requirement, plus (B) the greatest of (1) $10,500,000; (2) the aggregate amount of the four largest Outstanding Principal Balances of all Eligible Loan Assets (and, for the purpose of this calculation, all Eligible Loan Assets funding to an Obligor and its Affiliates shall constitute a single Eligible Loan Asset); (3) 50% of the Aggregate Outstanding Loan Balance other than the Excess Concentration Amounts for all Eligible Loan Assets; and (4) the sum of the following:

(i) 60% of the aggregate Outstanding Loan Balance of all Second Lien Broadly Syndicated Loan Assets that are Eligible Loan Assets, other than the Excess Concentration Amount for all Second Lien Broadly Syndicated Loan Assets, if any;

(ii) 65% of the aggregate Outstanding Loan Balance of all Second Lien Loan Assets that are Eligible Loan Assets and not considered in clause (i) above, other than the Excess Concentration Amount for such Middle Market Loan Assets, if any; and

(iii) 50% of the aggregate Outstanding Loan Balance of all Eligible Loan Assets not considered in clauses (i) and (ii) above, other than the Excess Concentration Amount for such Eligible Loan Assets, if any.”

(n) The defined term “Minimum Ratings” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety, and (ii) substituting therefor the following:

“‘Minimum Ratings’ means (i) with respect to a Broadly Syndicated Loan Asset, a rating of B- by S&P and B3 by Moody’s, and (ii) with respect to any Loan Asset that is not a Broadly Syndicated Loan Asset, a rating of CCC by S&P and Caa2 by Moody’s.”

(o) The defined term “Scheduled Commitment Termination Date” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety, and (ii) substituting therefor the following:

“‘Scheduled Commitment Termination Date’ means the earlier of (i) September 12, 2017, as such date may be extended by mutual agreement of the parties hereto (each, in their sole and absolute discretion) pursuant to Sections 2.21 and 12.01(b), and (ii) the date on which the Servicer certifies to the Administrative Agent that Carlyle GMS Finance, Inc. has completed an initial public offering.”

(p) The defined term “Scheduled Maturity Date” appearing in Section 1.01(b) of the Existing Agreement is hereby amended by (i) deleting such defined term in its entirety, and (ii) substituting therefor the following:

“‘Scheduled Maturity Date’ means the earlier of (i) September 11, 2020, as such date may be extended by the mutual agreement of the parties hereto (in their sole and absolute discretion) pursuant to Sections 2.21 and 12.01(b), and (ii) the third anniversary of the date on which the Servicer certifies to the Administrative Agent that Carlyle GMS Finance, Inc. has completed an initial public offering.”

(q) Section 1.01(b) of the Existing Agreement is hereby amended by adding the following new defined terms and placing them in their appropriate alphabetical order:

“‘Bid Price’ means a bid price on a Loan Asset obtained from a bank or a broker-dealer registered under the Securities Exchange Act of 1934 of nationally recognized standing or an Affiliate thereof.

‘Large-Market Loan Asset’ means a Loan Asset for which the EBITDA of the related Obligor thereof (as set forth in, or as calculated in connection with, the Underwriting Memoranda for such Loan Asset) is equal to or greater than $25,000,000.

‘Mid-Market Loan Asset’ means a Loan Asset for which the EBITDA of the related Obligor thereof (as set forth in, or as calculated in connection with, the Underwriting Memoranda for such Loan Asset) is less than $25,000,000.

‘Second Lien Broadly Syndicated Loan Asset’ means a Broadly Syndicated Loan Asset that is a Second Lien Loan Asset or a Last Out Senior Secured Loan Asset.

‘Second Lien Loan Asset’ means any Loan Asset that (a) is secured by a valid and perfected Lien on substantially all of the Obligor’s assets constituting Underlying Collateral for the Loan Asset, subject only to (i) the prior lien provided to secure the obligations under a “first lien” loan pursuant to typical commercial terms, and (ii) any other expressly permitted liens under the applicable Loan Agreement for such Loan Asset, including those set forth in “permitted liens” as defined in such Loan Agreement, or such comparable definition if “permitted liens” is not defined therein, and (b) provides that the payment obligation of the

Obligor on such Loan Asset is “senior debt” and, except for the express priority provisions under the documentation of the “first lien” lenders, is either senior to, or pari passu with, all other Indebtedness of such Obligor.

‘Side Quote’ means, with respect to any Loan Asset, bid side quotes for such Loan Asset obtained from one or more of Loan Pricing Corporation, MarkIt Partners or any other nationally recognized loan pricing service selected by the Servicer and approved in writing by the Administrative Agent.

‘Special Cov Lite Loan Asset’ means a Loan Asset that would qualify as a Cov Lite Loan Asset, except that such Loan Asset (i) does not qualify as a Broadly Syndicated Loan Asset solely because such Loan Asset has a Tranche Size of $150,000,000 or greater but less than $200,000,000 (without consideration of reductions thereon from scheduled amortization payments), or (ii) has only one current Bid Price or a Side Quote that is based on only one current Bid Price.”

(r) Section 2.04(a) of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xii), (ii) deleting clause (xiii) in its entirety, and (iii) adding the following new clauses (xiii) and (xiv) at the end of such Section:

“(xiii)	thirteenth, to the Administrative Agent for distribution to each Lender Agent for the account of the applicable Lender, to pay the Advances Outstanding in connection with any voluntary prepayment of Advances hereunder in accordance with Section 2.18(b); and

(xiv)	fourteenth, during any Release Period, to the Borrower, any remaining amounts.”

(s) Section 2.04(b) of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of clause (vi), (ii) deleting clause (vii) in its entirety, and (iii) adding the following new clauses (vii) and (viii) at the end of such Section:

“(vii)	seventh, to the Administrative Agent for distribution to each Lender Agent for the account of the applicable Lender, to pay the Advances Outstanding in connection with any voluntary prepayment of Advances hereunder in accordance with Section 2.18(b); and

(viii)	eighth, during any Release Period, to the Borrower, any remaining amounts.”

(t) Annex A to the Existing Agreement is hereby amended by (i) deleting such annex in its entirety and (ii) substituting therefor a new Annex A attached to this First Amendment.

(u) Annex D to the Existing Agreement is hereby amended by (i) deleting such annex in its entirety and (ii) substituting therefor a new Annex D attached to this First Amendment.

(v) Schedule III to the Existing Agreement is hereby amended by (i) deleting clause (b) of Section II thereof in its entirety, and (ii) substituting therefor the following new clause (b):

“(b) The Loan Asset is either a First Lien Loan Asset or a Second Lien Loan Asset.”

(w) Schedule III to the Existing Agreement is hereby amended by (i) deleting the phrase “ratings not lower than Caa1 by Moody’s and CCC+ by S&P;” in clause II.(d), and (ii) substituting therefor the following: “ratings not lower than B3 by Moody’s and B- by S&P;”.

(x) Schedule III to the Existing Agreement is hereby amended by (i) deleting clause II.(z) in its entirety and (ii) substituting therefor the following:

“(z)	(A) If the Loan Asset is a Cov Lite Loan Asset (i) it has an Assigned Value of at least 90%, and (ii) the EBITDA of the related Obligor thereof (as set forth in, or as calculated in connection with, the Underwriting Memoranda for such Loan Asset) is greater than or equal to $50,000,000, and (B) if the Loan Asset is not a Cov Lite Loan Asset, it contains at least one financial maintenance covenant.

2. Effective Date. This First Amendment shall become effective (the “Effective Date”) upon the satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)	The Administrative Agent shall have received a copy of this First Amendment duly executed by each of the Borrower, NF, the Lender Agents, the Conduit Lenders, the Liquidity Banks, the Institutional Lenders, the Collateral Agent, the Joint Lead Arrangers, the Administrative Agent and the Account Bank, Backup Servicer and Collateral Custodian.

(b)	The Administrative Agent shall have received a copy of the amendment to the Transaction Fee Letter, duly executed by each of the Borrower, NF and the Administrative Agent.

3. Miscellaneous.

(a) Amended Terms. On and after the date hereof, all references to the Agreement in each of the Transaction Documents shall hereafter mean the Agreement as amended by this First Amendment. Except as specifically amended hereby or otherwise agreed, the Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

(b) Representations and Warranties of the Borrower and Servicer. Each of the Borrower and the Servicer, severally, for itself only, represents and warrants as of the date of this First Amendment as follows:

(i) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

(ii) This First Amendment has been duly executed and delivered by such Person and each of this First Amendment and the Agreement, as amended by this First Amendment constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or first party is required in connection with the execution, delivery or performance by such Person of this First Amendment other than such as has been met or obtained and are in full force and effect.

(iv) The representations and warranties set forth in Sections 4.01, 4.02 and 4.03 of the Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(v) No event has occurred and is continuing which constitutes a Event of Default or an Unmatured Event of Default.

(c) Transaction Document. This First Amendment shall constitute a Transaction Document under the terms of the Agreement.

(d) Counterparts; Electronic Signatures; Severability; Integration. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

(e) GOVERNING LAW. THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

(f) Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Administrative Agent, each Lender, the Lender Agents, the Collateral Agent, the Account Bank, the Collateral Custodian and their respective successors and permitted assigns.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

THE BORROWER:

NFIC SPV LLC

By:

Name: Karen Vejseli
Title: CFO

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[NFIC SPV LLC—First Amendment to LSA]

THE SERVICER:

NF INVESTMENT CORP.

By:

Name: Karen Vejseli
Title: CFO & Treasurer

THE TRANSFEROR:

NF INVESTMENT CORP.

By:

Name: Karen Vejseli
Title: CFO & Treasurer

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[NFIC SPV LLC—First Amendment to LSA]

THE ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:

Name: Wayne Gee
Title: Vice President

THE COLLATERAL AGENT:

CITIBANK, N.A.

By:

Name: Wayne Gee
Title: Vice President

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THE ACCOUNT BANK, COLLATERAL CUSTODIAN AND, COLLATERAL ADMINISTRATOR:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name: Brett Hudson
Title: Assistant Vice President

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[NFIC SPV LLC—First Amendment to LSA]

THE BACKUP SERVICER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name: Marie E. Carrell
Title: Assistant Vice President

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[NFIC SPV LLC—First Amendment to LSA]

CONDUIT LENDER:

CRC FUNDING, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:
Name: Linda Moses
Title: Vice President

CRC Funding, LLC

c/o Citibank, N.A.
750 Washington Boulevard
Stamford, CT 06901

Attention: Global Securitization

Tel No.: (203) 975-6417

Fax No.: (914) 274-9027

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[NFIC SPV LLC—First Amendment to LSA]

CONDUIT LENDER:

CIESCO, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:
Name: Linda Moses
Title: Vice President

CIESCO, LLC

c/o Citibank, N.A.
750 Washington Boulevard
Stamford, CT 06901

Attention: Global Securitization

Tel No.: (203) 975-6417

Fax No.: (914) 274-9027

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[NFIC SPV LLC—First Amendment to LSA]

LIQUIDITY BANK AND CONDUIT LENDER:

CHARTA, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:
Name: Linda Moses
Title: Vice President

CHARTA, LLC

c/o Citibank, N.A.
750 Washington Boulevard
Stamford, CT 06901

Attention: Global Securitization

Tel No.: (203) 975-6417

Fax No.: (914) 274-9027

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[NFIC SPV LLC—First Amendment to LSA]

CONDUIT LENDER:

CAFCO, LLC

By: Citibank, N.A., as Attorney-in-Fact

By:
Name: Linda Moses
Title: Vice President

CAFCO, LLC

c/o Citibank, N.A.
750 Washington Boulevard
Stamford, CT 06901

Attention: Global Securitization
Tel No.: (203) 975-6417
Fax No.: (914) 274-9027

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[NFIC SPV LLC—First Amendment to LSA]

LENDER AGENT:

CITIBANK, N.A.

By:

Name:	Wayne Gee
Title:	Vice President

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[NFIC SPV LLC—First Amendment to LSA]

INSTITUTIONAL LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:	Lawrence Beller
Title:	Senior Vice President

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[NFIC SPV LLC—First Amendment to LSA]

LENDER AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:	Lawrence Beller
Title:	Senior Vice President

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INSTITUTIONAL LENDER:

AMALGAMATED BANK

By:

Name:	Michael LaManes
Title:	FVP

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[NFIC SPV LLC—First Amendment to LSA]

LENDER AGENT:

AMALGAMATED BANK

By:

Name:	Michael LaManes
Title:	FVP

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[NFIC SPV LLC—First Amendment to LSA]

INSTITUTIONAL LENDER:

STATE STREET BANK AND TRUST COMPANY

By:

Name:	Emma Wallace
Title:	Vice President

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[NFIC SPV LLC—First Amendment to LSA]

LENDER AGENT:

STATE STREET BANK AND TRUST COMPANY

By: ~

Name:	Emma Wallace
Title:	Vice President

[NFIC SPV LLC—First Amendment to LSA]

Annex A

Commitments

Liquidity Bank or Institutional Lender	Name of Institution	Commitment
Liquidity Bank	CHARTA, LLC	$52,000,000
Institutional Lender	PNC Bank, National Association	$48,000,000
Institutional Lender	Amalgamated Bank	$20,000,000
Institutional Lender	State Street Bank and Trust Company	$20,000,000
AGGREGATE COMMITMENT		$140,000,000

Annex D

WARR and WARF Matrix Models

Collateral Quality Matrix

For any date of determination, the intersection set forth in the matrices below that has been selected by the Servicer for use in determining the scores that are required to satisfy the Diversity Score Test, the WARF Test, the WARR Test and the Weighted Average Spread Test. The Servicer may elect from time to time to apply a different intersection in the matrices set forth below upon notice to the Administrative Agent, however the Servicer may not elect to apply an intersection in which any Collateral Quality Test is not satisfied if there exists an intersection in which all of the Collateral Quality Tests would be satisfied. In determining whether the criteria set forth in the matrices are satisfied, the Servicer may interpolate linearly between either Weighted Average Spread or Minimum Recovery Rate (but not both) while leaving the other values in the matrices constant.

CQT Matrix

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 56%
3.50%	3600	3700	3800	3800	3800	3800
4.00%	3800	3800	3800	3800	3800	3800
4.50%	3800	3800	3800	3800	3800	3800
5.00%	3800	3800	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 55%
3.50%	3400	3600	3800	3800	3800	3800
4.00%	3600	3800	3800	3800	3800	3800
4.50%	3800	3800	3800	3800	3800	3800
5.00%	3800	3800	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 54%
3.50%	3200	3500	3800	3800	3800	3800
4.00%	3400	3700	3800	3800	3800	3800
4.50%	3600	3800	3800	3800	3800	3800
5.00%	3800	3800	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 53%
3.50%	3100	3400	3800	3800	3800	3800
4.00%	3200	3600	3800	3800	3800	3800
4.50%	3500	3700	3800	3800	3800	3800
5.00%	3700	3800	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 52%
3.50%	2900	3300	3700	3800	3800	3800
4.00%	3100	3500	3800	3800	3800	3800
4.50%	3300	3600	3800	3800	3800	3800
5.00%	3500	3800	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 51%
3.50%	2800	3200	3600	3800	3800	3800
4.00%	3000	3400	3700	3800	3800	3800
4.50%	3200	3500	3800	3800	3800	3800
5.00%	3400	3700	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 50%
3.50%	2700	3100	3500	3700	3800	3800
4.00%	2900	3300	3600	3800	3800	3800
4.50%	3000	3400	3800	3800	3800	3800
5.00%	3200	3600	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 49%
3.50%	2600	3000	3300	3500	3700	3800
4.00%	2700	3100	3500	3700	3800	3800
4.50%	2900	3300	3600	3800	3800	3800
5.00%	3000	3400	3800	3800	3800	3800

Minimum Diversity Score

Minimum	18 - 19.99	20 - 24.99	25 - 29.99	30 - 34.99	35 - 39.99	>=40
WAS	Minimum Recovery Rate 48%
3.50%	2500	2900	3200	3400	3600	3700
4.00%	2600	3000	3400	3600	3700	3800
4.50%	2800	3200	3500	3700	3800	3800
5.00%	2900	3300	3700	3800	3800	3800